UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 31, 2005
                                                  ------------------------------

                        CHINA DIGITAL COMMUNICATION GROUP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)
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       000-49715                                           91-2132336
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(Commission File Number)                       (IRS Employer Identification No.)



                         A-3. Xinglian Industrial Zone.
                   He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                      Town. Longgang. Shenzhen China 51811
               (Address of Principal Executive Offices)(Zip Code)


                                86-755-2698-3767
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 31, 2005, Shenzhen E'Jenie Science and Technology Co., Ltd. ("E'Jenie"), a subsidiary of China Digital Communication Group ("China Digital"), entered into a sales contract with Shenzhen Yin Si Qi Electronic Co., Ltd. ("Yin Si Qi"), a subsidiary of HeNan Star Technology Stock Co., Ltd. Pursuant to the sales contract E'Jenie will produce steel and aluminum battery shells and caps and sell them to Yin SI Qi. The sales are expected to generate $2.5 million in revenues for China Digital in 2006. Yin Sin Qi's obligation to purchase the steel and aluminum battery shells are contingent upon E'Jenie meeting delivery schedules specified by Yin Sin Qi. The foregoing summary is not a complete description of the sales contract and is qualified in its entirety by reference to the sales contract filed as Exhibit 2.1 to this Form 8-K and incorporated in this Item 1.01 by this reference.

Item 9.01.        Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         2.1 Sales Contract, dated December 31, 2005, by and between Shenzhen E'Jenie Science and Technology Co., Ltd. and Shenzhen Yin Si Qi Electronic Co., Ltd.

         99.1     Press Release of the E'Jenie issued on January 6, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 2006                  CHINA DIGITAL COMMUNICATION GROUP


                                        By: /s/ Yi Bo Sun
                                            ------------------------------------
                                        Name: Yi Bo Sun
                                              ----------------------------------
                                        Title: Chief Executive Officer
                                               ---------------------------------